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SCHEDULE 14C
(Rule 14c-101)

INFORMATION REQUIRED IN STATEMENT

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:
☐	Preliminary Information Statement	☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☒	Definitive information statement

POLYMER GROUP, INC.
(Name of Registrant as Specified in its Charter)

Payment for Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CUSIP:	731745204 731745303 731745402

Polymer Group, Inc.
4055 Faber Place Drive, Suite 201
North Charleston, SC 29405
(843) 329-5151

        Pursuant to the requirements of Section 14(c) of the Securities and Exchange Act of 1934, as amended and Section 228(e) of the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") this information statement (the "Information Statement") and Notice of Action Taken Without a Meeting of Stockholders is being furnished by the Board of Directors of Polymer Group, Inc. ("PGI") to PGI's stockholders of record on July 9, 2003 (the "Record Date") to provide information with respect to an action taken by written consent of the holder of a majority of the outstanding shares of PGI common stock.

        The written consent approves an amendment (the "Certificate Amendment") to Article Four of PGI's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") increasing PGI's total authorized capital stock from 21,220,086 shares to 41,313,698 shares of which 19,920,612 of such additional shares shall be Class A Common Stock, par value $.01 per share and 173,000 of such additional shares shall be preferred stock, with a par value of $.01 per share (the "Preferred Stock"). The Preferred Stock may be issued from time to time in one or more series with such designations, preferences, participation rights, optional or other special rights and qualifications (including, dividend or interest rates, conversion prices, voting rights, redemption or repurchase restrictions, maturity dates and other similar matters), limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Board of Directors of PGI. The Certificate Amendment will be filed with the Secretary of State of the State of Delaware on or after the twentieth day after this Information Statement is first sent to the stockholders of PGI.

        As of June 30, 2003, there were 8,162,250 shares of Class A common stock, 391,585 shares of Class B common stock and 90,936 shares of Class C common stock outstanding held by approximately 341 holders of record. No shares of Class D or Class E were outstanding as of such date. The par value for each class of common shares is $.01 per share. This Information Statement is being sent on July 11, 2003 to such holders of record on the Record Date. Pursuant to PGI's Certificate of Incorporation, each share of PGI common stock is entitled to one vote on all matters submitted to a vote of the stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following information with respect to the outstanding shares of PGI's common stock ("Common Stock") beneficially owned by each director and nominee for director, the chief executive officer and the four other most highly compensated executive officers, all beneficial owners of more than five percent of each class of Common Stock known to PGI and the directors and executive officers as a group is furnished as of April 1, 2003, except as otherwise indicated.

Title of Class	Name of Beneficial Owner	Number of Shares(1)	Percent of Class(2)
Class A Common	MatlinPatterson Global Opportunities Partners L.P.(3)(9)	10,727,193	80.3%
	James D. Bennett(4)	600,874	6.01%
	James G. Boyd(6)(9)	—	*
	Pedro A. Arias	—	*
	Ramon Betolaza	—	*
	Lap Wai Chan	—	*
	William B. Hewitt	—	*
	Eugene Linden	—	*
	James A. Ovenden	—	*
	Michael Watzky	—	*
	James L. Schaeffer	—	*
	S. Grant Reeves	—	*
	Fernando Espinosa	—	*
	All directors and executive officers as a group	—	*
Class B Common	Jerry Zucker(5)(9)	100,391	25.1%
	James G. Boyd(6)(9)	62,202	15.6%
	The InterTech Group, Inc.(7)	51,101	12.8%
	Golder, Thoma, Cressey Fund III Limited Partnership(8)	70,331	17.6%
	Pedro A. Arias	—	*
	Ramon Betolaza	—	*
	Lap Wai Chan	—	*
	William B. Hewitt	—	*
	Eugene Linden	—	*
	James A. Ovenden	—	*
	Michael Watzky	—	*
	James L. Schaeffer	—	*
	S. Grant Reeves	88	*
	Fernando Espinosa	—	*
	All directors and executive officers as a group	62,290	15.6%
Class C Common	PGI Special Purpose Holdings, LLC	118,449	100%
	James G. Boyd	—	*
	Pedro A. Arias	—	*
	Ramon Betolaza	—	*
	Lap Wai Chan	—	*
	William B. Hewitt	—	*
	Eugene Linden	—	*
	James A. Ovenden	—	*
	Michael Watzky	—	*
	James L. Schaeffer	—	*
	S. Grant Reeves	—	*
	Fernando Espinosa	—	*
	All directors and executive officers as a group	—	*

(1)
Each holder has sole voting and investment power with respect to the shares listed unless otherwise indicated. There were no shares of Common Stock subject to options exercisable within 60 days of April 1, 2003.

(2)
Percentages less than one percent are denoted by an asterisk.

(3)
Includes 5,449,445 shares of Class A Common held by MatlinPatterson Global Opportunities Partners L.P. ("MatlinPatterson") and $38,119,000 aggregate face amount of our 10% Convertible Subordinated Notes due 2007 ("Convertible Notes"), which are immediately convertible into 5,227,749 shares of Class A Common.

(4)
Includes 251,354 shares of Class A Common held by Bennett Restructuring Fund, L.P. ("BRF"), 145,164 shares of Class A Common held by Bennett Restructuring Fund II, L.P. ("BRF II"), 128,540 shares of Class A Common held by Bennett Offshore Restructuring Fund, Inc. ("BORF") and 75,816 shares of Class A Common held by Barclays Global Investors Distressed Specialist Fund I ("Barclays Distressed"). The general partner of each of BRF and BRF II is Restructuring Capital Associates, L.P. ("RCA"). The general partners of RCA is Bennett Capital Corporation of which Mr. Bennett is the President and director. Mr. Bennett is also a director of BORF. Barclays Distressed is a unit trust organized under the laws of Ireland. Barclays Global Investors Limited, a limited company organized under the laws of England and Wales, is the manager of Barclays Distressed. RCA provides investment management services to Barclays Distressed pursuant to an agreement between RCA and Barclays Distressed.

(5)
Includes 45,795 shares held by Mr. Zucker, 88 shares held by Mr. Zucker's wife, 136 shares held in trust for Mr. Zucker's children, 51,101 shares held by The InterTech Group, Inc. ("InterTech") and 3,270 shares held by FTG, Inc. ("FTG"). Mr. Zucker is Chairman, Chief Executive Officer and President of InterTech and FTG, and as a result may be deemed to have voting and dispositive power over the shares held by InterTech and FTG.

(6)
Includes 7,831 shares held by Mr. Boyd, 51,101 shares held by InterTech, 3,270 shares held by FTG. Mr. Boyd is Executive Vice President, Secretary and Treasurer of InterTech and FTG. Shares of Class B Common are immediately convertible into shares of Class A Common on a share-per-share basis.

(7)
Includes 51,101 shares held by InterTech and 3,270 shares held by FTG. The address of InterTech is 4838 Jenkins Avenue, North Charleston, SC 29405.

(8)
All of the reported shares are held by GTC Fund III, of which Golder, Thoma, Cressey & Rauner, L.P. is the general partner. The address of GTC Fund III is c/o Golder, Thoma, Cressey, Rauner, Inc., 6100 Sears Tower, Chicago, IL 60606-6402.

(9)
Each of these parties has entered into a Shareholders Agreement, dated as of March 5, 2003, (the "Shareholders Agreement") providing for certain voting agreements regarding election of directors. Each such party disclaims beneficial ownership of shares of Common Stock owned by the other parties to the Shareholders Agreement.

        In connection with PGI's emergence from bankruptcy on March 5, 2003 a change of control occurred resulting in MatlinPatterson being the beneficial owner of 80.3% of our voting securities and giving MatlinPatterson the ability to elect directors and control all major corporate transactions. Pursuant to our Joint Second Amended Modified Plan of Reorganization, as confirmed by the United States Bankruptcy Court for the District of South Carolina on January 16, 2003, MatlinPatterson acquired ownership of 5,499,445 shares of Class A Common in consideration of the cancellation of certain debt instruments (and all pre-petition interest thereon) which were acquired by MatlinPatterson and certain of its affiliates through a series of trades at an aggregate cost to MatlinPatterson and such affiliates of $150,732,172 as follows: 1,579,425 shares issued in respect of $114,813,000 principal amount of our 8.75% Senior Subordinated Notes due 2008 (and all pre-petition interest thereon) acquired by MatlinPatterson and certain of its affiliates at a total cost of $43,108,511; 3,907,871 shares issued in respect of $279,549,000 principal amount of our 9% Senior Subordinated Notes due 2008 and all pre-petition interest thereon acquired by MatlinPatterson and certain of its affiliates at a total cost of $107,413,619; 1,480 shares issued in respect of $113,000 principal amount of 9.25% Senior Notes due 2006 of Dominion Textile (USA) Inc. and all pre-petition interest thereon acquired by MatlinPatterson and certain of its affiliates at a total cost of $25,425; and 10,669 shares issued in respect of $821,000 principal amount 8.875% Senior Subordinated Notes due 2003 of Dominion Textile and all pre-petition interest thereon acquired by MatlinPatterson and certain of its affiliates at a total cost of $184,725.

AMENDMENT TO CERTIFICATE OF INCORPORATION OF POLYMER GROUP, INC.

Background

        On July 9, 2003, the Board of Directors of PGI approved an amendment to PGI's Certificate of Incorporation, declared such amendment advisable and directed that the proposed Certificate Amendment be submitted to PGI's majority stockholder, MatlinPatterson, who approved the Certificate Amendment on July 11, 2003 by written consent. The Certificate Amendment amends Article Four of PGI's Certificate of Incorporation by increasing PGI's total authorized capital stock from 21,220,086 to 41,313,698 shares of which 19,920,612 of such additional shares shall be Class A Common Stock, par value $.01 per share and 173,000 of such additional shares shall be Preferred Stock, with a par value of $.01 per share. The additional shares of Class A Common Stock will not have any pre-emptive rights. The Preferred Stock may be issued from time to time in one or more series with such designations, preferences, participation rights, optional or other special rights and qualifications (including, dividend or interest rates, conversion prices, voting rights, redemption or repurchase restrictions, maturity dates and other similar matters), limitations or restrictions thereof, as shall be stated in resolutions adopted by the Board of Directors of PGI. The Certificate Amendment will be filed with the Secretary of State of the State of Delaware on or after the twentieth day after this Information Statement is first sent to the stockholders of PGI.

        Further authorization for the issuance of the Class A Common Stock or the Preferred Stock will not be solicited prior to such issuance.

Reasons for the Certificate Amendment

        PGI is contemplating an exchange offer allowing holders of its 10% convertible subordinated notes due 2007 (the "Junior Notes") to exchange such notes for Series A Preferred Stock (the "Series A Preferred Stock"). The Certificate Amendment is made, among other reasons, in order to issue such Series A Preferred Stock. The Series A Preferred Stock being offered to holders of the Junior Notes will pay a dividend of 16% per year per share based on a liquidation preference of $1,000 per share, payable-in-kind, semi-annually in arrears. The holders of the Series A Preferred Stock will be entitled at any time before December 31, 2011, subject to prior redemption or repurchase, to convert any Series A Preferred Stock into Class A Common Stock at the then applicable conversion price. The initial conversion price shall be $7.29, subject to adjustment. The Series A Preferred Stock will have pre-emptive rights.

        At any time prior to December 31, 2011, PGI may redeem the Series A Preferred Stock in cash in whole or from time to time in part on at least 30 days prior written notice if the trading price of the Class A Common exceeds 130% (unless holders of at least 66 2/3% of shares of the then outstanding Series A Preferred Stock agree otherwise) of the conversion price of the Series A Preferred Stock for 20 trading days in a period of 30 consecutive trading days. The redemption price will equal 100% of the original liquidation preference to be redeemed together with declared but unpaid dividends thereon.

        On December 31, 2011, PGI must repurchase the Series A Preferred Stock then outstanding at a price equal to the original liquidation preference plus accrued and unpaid dividends by, at the option of PGI (i) payment in cash; (ii) delivery of shares of Class A Common Stock; or (iii) a combination thereof.

        The Junior Notes and the Series A Preferred Stock have many similar provisions but differ in the following ways: (i) the Junior Notes are scheduled to mature in 2007 and must be paid in cash whereas the Series A Preferred Stock must only be redeemed in 2011 in cash or in Class A Common Stock; (ii) the Junior Notes pay 10% interest per annum which amount may be paid in additional Junior Notes at the option of the holder whereas the Series A Preferred Stock pays a dividend of 16% per year on the liquidation preference thereof (which shall initially be equal to the aggregate outstanding amounts of the Notes tendered, plus accrued but unpaid interest on the Junior Notes) which may be payable in additional Series A Preferred Stock at the option of PGI; and (iii) the Junior Notes rank pari passu with all indebtedness of PGI unless expressly subordinated to such indebtedness whereas the Series A Preferred Stock is subordinate to all existing and future indebtedness of PGI.

Effect of the Amendment

        The Certificate Amendment permits PGI to issue more shares of capital stock than previously authorized without obtaining shareholder consent which may be dilutive to the current holders of PGI common stock.

No Dissenters' Rights

        Under Delaware General Corporation Law, PGI's stockholders are not entitled to dissenters' rights with respect to the matters set forth herein, and PGI will not independently provide stockholders with any such right.

Interest of Certain Persons in the Certificate Amendment

        Three members of PGI's Board of Directors are employed by MatlinPatterson Global Advisors LLC, which owns approximately 76% of PGI's 10% convertible subordinated notes due 2007 that are subject to the contemplated exchange offer.

FORWARD-LOOKING STATEMENTS

        This Information Statement contains "forward-looking statements," which represent PGI's expectations or beliefs, including, but not limited to, statements concerning industry performance and PGI's results, operations, performance, financial condition, plans, growth and strategies, which include, without limitation, statements preceded or followed by or that include the words "may," "will," "expect," "anticipate," "intend," "could," "estimate," or "continue" or the negative or other variations thereof or comparable terminology.

        Any statements, including, without limitation, the ultimate terms of the Series A Preferred Stock or any other Preferred Stock issued, contained in this Information Statement that are not statements of historical fact may be deemed to be forward-looking statements. These statements by their nature involve substantial risks and uncertainties, some of which are beyond PGI's control, and actual results may differ materially depending on a variety of important factors, many of which are also beyond PGI's control. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement. PGI does not undertake any obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this information statement or to reflect the occurrence of unanticipated events, except to the extent such updates and/or revisions are required to prevent these forward-looking statements from being materially false or misleading.

WHERE YOU CAN FIND MORE INFORMATION

        PGI is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, pursuant to which PGI files reports and other information with the Securities and Exchange Commission (the "SEC"). These reports and other information may be inspected and copied at public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies may be obtained at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C. The SEC also maintains an internet web site that contains periodic and other reports, proxy and information statements and other information regarding registrants, including PGI, that file electronically with the SEC. The address of the SEC's web site is http://www.sec.gov.

        All information concerning PGI contained in this Information Statement has been furnished by PGI. No person is authorized to make any representation with respect to the matters described in this Information Statement other than those contained in this Information Statement and if given or made must not be relied upon as having been authorized by PGI or any other person.

        PGI has not authorized anyone to give any information or make any representation about the our company that is different from, or in addition to, that contained in this Information Statement. Therefore, if anyone gives you such information, you should not rely on it. This Information Statement is dated July 11, 2003. You should not assume that the information contained in this document is accurate as of any other date unless the information specifically indicates that another date applies.

DOCUMENTS INCORPORATED BY REFERENCE

        The following documents, which have been filed by PGI with the SEC, are incorporated into this Information Statement and specifically made part of this Information Statement:

  •
  Annual report on Form 10-K for the year ended December 28, 2002;

  •
  Amended Annual Report on Form 10-K/A for the year ended December 28, 2002; and

  •
  Quarterly report on Form 10-Q for the quarter ended March 29, 2003.

Exhibits
99.1	Accountant's Report

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AMENDMENT TO CERTIFICATE OF INCORPORATION OF POLYMER GROUP, INC.
FORWARD-LOOKING STATEMENTS
WHERE YOU CAN FIND MORE INFORMATION
DOCUMENTS INCORPORATED BY REFERENCE